AFL-CIO Housing Investment Trust
Performance Commentary
 1st Quarter 2014

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
April 14, 2014

For the first quarter of 2014, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis by 3 basis points, with a gross return of 1.87%. This follows the 21st consecutive calendar year of outperformance on a gross basis in 2013.  For the quarter, the yield curve flattened and longer term interest rates fell, resulting in positive returns. The HIT’s performance benefited from the income advantage relative to the benchmark that is provided by its government/agency multifamily investments and tighter spreads on those investments.  The HIT was able to outperform on a gross basis despite strong performance by corporate bonds in the benchmark. (For more details about performance, see page 2.)

The HIT’s specialization in multifamily investments helps provide its yield advantage – the basis for its competitive performance – but also allows the HIT to generate jobs and make a significant impact on American communities through its investments in construction-related multifamily assets.  Although the rise in multifamily mortgage rates in 2013 delayed many transactions, the HIT was able to commit $91 million to two transactions for new construction in the first quarter of 2014.  With total development investment of $135 million, these two projects are expected to create over 600 union construction jobs, more than 700 jobs in the surrounding communities, and 420 housing units.  Since launching its Construction Jobs Initiative in 2009, the HIT has committed $1.6 billion of union and public employee pension capital to fund construction-related multifamily and healthcare developments.  Together with its subsidiary Building America, the HIT has financed 65 projects in 30 cities under this initiative, with a total development investment of nearly $3.7 billion, generating close to 18,500 union construction jobs and more than 21,200 housing units.  The HIT is on target to meet its goal of creating 25,000 union construction jobs by the end of 2015.

Despite improvements in the labor market, the U.S. construction unemployment rate remains significantly above the overall national rate. The projects the HIT finances are generating union construction work across the country and increasing contributions to union pension funds.  Work on these projects also spurs additional job creation in the communities where the projects are located, provides local income, and generates local and federal taxes. The HIT estimates that the 65 projects under the Construction Jobs Initiative to date have generated over 32,000 jobs on-site and in the surrounding communities.

First Quarter 2014 Performance

In the first quarter, the yield curve flattened and longer term interest rates fell, leading to positive returns and a strong quarter for the HIT. The HIT’s gross return of 1.87% exceeded the benchmark, despite very good performance by corporate bonds, which the HIT does not hold.  The HIT’s relative performance was enhanced by its ongoing income advantage and tighter multifamily mortgage-backed securities (MBS) spreads. The government/agency multifamily securities that are the HIT’s focus generate higher income than Treasuries while reflecting similar credit quality.

For the year-to-date, 1-, 3-, and 10-year periods ending March 31, 2014, the HIT outperformed the Barclays Aggregate on a gross basis by 3, 1, 19, and 40 basis points, respectively. It underperformed for the 5-year period by 14 basis points.  The HIT’s net returns for the quarter, 1-, 3-, 5-, and 10 year periods were 1.75%,   -0.53%, 3.49%, 4.21%, and 4.43%, respectively.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Markets were volatile during the quarter as investors reacted to various headlines including mixed economic data in the U.S., changes to the Federal Reserve’s forward guidance for the fed funds rate, and the conflict in Ukraine. For the quarter as a whole, the yield curve flattened, with shorter-term rates rising and longer-term rates falling.  Two-year Treasury yields ended the quarter about 4 basis points higher, while 5-year, 10-year, and 30-year yields fell by 2, 31, and 41 basis points, respectively.  Treasury rates remain significantly higher than at the beginning of 2013.

Source: Barclays Live

Risky investments such as equities and corporate bonds lagged early in the quarter, but later reached levels higher than at year-end 2013.  Spreads to Treasuries on corporates widened in January, but tightened in February and March on high new issue volume and heavy demand, providing 70 basis points of excess return over the quarter. Spreads on the HIT’s multifamily MBS were mixed in January as investors moved away from riskier investments. Spreads on multifamily MBS contracted in February and March along with other spread product, and equities rallied.  Over the quarter, spreads on Ginnie Mae permanent loan certificates and the Fannie Mae multifamily DUS 10/9.5 securities fell by about 6 basis points each and Ginnie Mae construction/permanent loan certificate spreads tightened by approximately 17 basis points. These multifamily MBS spreads remained at historically attractive levels of 81, 62, and 155 basis points, respectively, at quarter-end.

Source: HIT and Securities Dealers

Outlook for the HIT

The portfolio is positioned with higher credit quality, higher income, and lower credit risk versus the benchmark, while duration is managed to be approximately 0.5 years shorter to be defensive against rising rates.  The HIT’s higher yield and lower risk profile should be attractive to fixed-income investors.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
 as of March 31, 2014
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	92.5%	71.8%	Effective Duration	4.98	5.44
A & Below	3.2%	23.3%	Convexity	0.05	0.05
Superior Yield			Similar Call Risk
Current Yield: 50 basis point advantage	3.69%	3.19%	Call Protected	70%	71%
Yield to Worst: 50 basis point advantage	2.84%	2.34%	Not Call Protected	30%	29%

Construction-related multifamily securities that the HIT sources directly are critical to the HIT’s portfolio yield advantage, which contributes to higher relative returns over time.  As of the end of March, the portfolio’s yield advantage versus the benchmark was 50 basis points. In addition, the yield spread between construction/permanent and permanent Ginnie Mae MBS (74 basis points at the end of March) provides the potential for price appreciation as construction loans convert to permanent loans.

The market in 2014 should present good opportunities for the HIT.  Multifamily rental demand is likely to remain strong due to demographics, and older properties, especially in urban areas, will continue to need renovation. The HIT will continue to seek opportunities to invest in high quality construction-related assets, including Ginnie Mae and housing finance agency construction securities, and it will continue to add to its project pipeline for 2014 and beyond. These job-generating investments are currently providing yields approximately 150 basis points higher than transactions priced in late 2012.

Source: HIT and Securities Dealers

In this uncertain market environment, fixed-income remains an important asset class for diversified portfolios due to low levels of current and expected inflation, as well as the Federal Reserve’s commitment to maintain the federal funds rate close to zero into 2015 as it assesses progress towards its objectives for employment and inflation. Long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2014, unless otherwise noted.

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com